UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                     November 10, 2005 (November 10, 2005)


                         SkyTerra Communications, Inc.
            (Exact name of registrant as specified in its charter)


                Delaware                              000-13865                          23-2368845
    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification
             Incorporation) Number)
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           19 West 44th Street, Suite 507, New York, New York 10036
         (Address of principal executive offices, including zip code)

                                (212) 730-7540
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On November 10, 2005, SkyTerra Communications, Inc. (the Company") issued a press release announcing an agreement to acquire the remaining 50 percent of Class A membership interests of Hughes Network Systems, LLC not currently owned by the Company from The DIRECTV Group, Inc. and the receipt of a commitment for $100 million of short term debt financing from the Company's stockholders, Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV,
L.P. to finance the transaction. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

         The exhibits to this Current Report on Form 8-K are listed on the
Exhibit Index on page 4 hereof, which is incorporated by reference in this
Item 9.01(c).



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  November 10, 2005            By: /s/ ROBERT C. LEWIS
                                        -----------------------------------
                                        Name:    Robert C. Lewis
                                        Title:   Senior Vice President, General
                                                 Counsel and Secretary



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                                 EXHIBIT INDEX


Number                Description
------                -----------
99.1            -     Press Release of SkyTerra Communications, Inc., dated
                      November 10, 2005.